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                                                                     Exhibit T3F



         Cross reference sheet showing the location in the Indenture of the provisions inserted therein pursuant to Section 310 through 318(a), inclusive, of the 1939 Act.

                     Trust Indenture                      Indenture
                       Act Section                         Section
                       -----------                         -------
               Section 310(a)(1) ...........                 608
                      (a)(2) ...............                 608
                      (a)(3) ...............                 N.A.
                      (a)(4) ...............                 N.A.
                      (a)(5) ...............                 607
                      (b) ..................               607, 609
                      (c) ..................                 N.A.
               Section 311(a) ..............                 612
                      (b) ..................                 612
                      (c) ..................                 N.A.
               Section 312(a) ..............               701, 702
                      (b) ..................               117, 702
                      (c) ..................               117, 702
               Section 313(a) ..............                 703
                      (b)(1) ...............                 703
                      (b)(2) ...............                 703
                      (c) ..................                 703
                      (d) ..................                 703
               Section 314(a) ..............               704, 1003
                      [(b) .................                 N.A.]
                      (c)(1) ...............                 103
                      (c)(2) ...............                 103
                      (c)(3) ...............                 N.A.
                      (d) ..................         103, 1503, 1504, 1507
                      (e) ..................                 103
                      (f) ..................                 N.A.
               Section 315(a) ..............            602, 613, 903
                      (b) .................             601, 602, 903
                      (c) .................                602, 903
                      (d) .................                602, 903
                      (e) ..................                 511
               Section 316(a)(last sentence)                 101
                                                       ("Outstanding")
               (a)(1)(A) ...................               502, 505
                      (a)(1)(B) ............                 504
                      (a)(2) ...............                 N.A.
                      (b) ..................                 507

                      (c) ..................                 105
               Section 317(a)(1) ...........                 508
                      (a)(2) ...............                 509
                      (b) ..................                1018
               Section 318(a) ..............                 310

N.A. means not applicable.________________________________


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